MERRILL LYNCH
GLOBAL
HOLDINGS, INC.



FUND LOGO




Semi-Annual Report

May 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.












Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper








MERRILL LYNCH GLOBAL HOLDINGS, INC.



Worldwide
Investments
As of 5/31/98

                                         Percent of
Ten Largest Industries                   Net Assets

Banking                                     11.3%
Software--Computer                           7.7
Retail Specialty                             7.3
Electronics                                  6.7
Chemicals                                    5.8
Insurance                                    5.3
Multi-Industry                               5.0
Communications Equipment                     4.8
Pharmaceuticals                              4.0
Electrical Equipment                         2.9



                                    Country of        Percent of
Ten Largest Equity Holdings         Origin            Net Assets

SAP AG (Preferred)                  Germany               3.9%
Siebe PLC                           United Kingdom        2.4
Home Depot, Inc.                    United States         2.3
Capita Group PLC                    United Kingdom        2.3
Mercury General Corp.               United States         2.3
Pfizer, Inc.                        United States         2.2
Stone Container Corporation         United States         2.1
Akzo Nobel N.V.                     Netherlands           2.0
SKW Trostberg AG                    Germany               2.0
The Royal Bank of Scotland Group
   PLC                              United Kingdom        2.0




Merrill Lynch Global Holdings, Inc., May 31, 1998



DEAR SHAREHOLDER

For the quarter ended May 31, 1998, the total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were +4.24%, +4.01%, +4.03% and +4.19%, respectively. The Fund outperformed the unmanaged Morgan Stanley Capital International World Index, which had a total return of +3.88%. (Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Early in the May quarter, we started to restructure the portfolio in an effort to improve overall investment returns. For some time we have anticipated that business and social conditions in the developing countries of Asia would not be significantly improving in the near future. This has negative implications for industrial and commodity-oriented companies, including energy companies. One such implication is a slowing of global real economic growth resulting from the recessions in the developing countries of Asia as well as in Japan. Consequently, in the energy sector we eliminated holdings in Philip Services Corp., Global Industries Ltd., Transocean Offshore Inc., Yacimientos Petroliferos Fiscales S.A. (YPF), Enterprise Oil PLC, Fred Olsen Energy ASA and PTT Exploration and Production Public Co. In the basic steel industry sector, we eliminated our positions in Ispat International N.V. and Kennametal, Inc. because of our concerns about shortfalls in earnings as real growth on a global basis is reduced by the recessions in major developing economies in Asia.

In addition, large steel producers in Asia are likely to take market share from producers in other countries as a result of the rapid and steep depreciation of some of the Asian currencies. After a review of the companies and local economies, we eliminated all of the equity holdings in Thailand, Malaysia and Indonesia. Fortunately, the stock markets of these countries and most of the eliminated holdings had risen to recent high stock price levels in March 1998 when we were liquidating the positions. Consequently, we significantly reduced the portfolio's exposures to Asian companies, as well as basic industry and energy companies, during March.

We added seven companies to the portfolio during the May quarter.
These were SAP AG, Microsoft Corporation, National Westminster Bank PLC, Royal & Sun Alliance Insurance Group PLC, Cap Gemini S.A.,
Groupe Danone S.A. and Sprint Corporation.

SAP AG is the largest holding in the portfolio. In our opinion, this German software firm is the leading company in what we anticipate to be one of the largest and most rapidly growing markets over the next five years. Business organizations of all sizes, all over the globe, appear to be moving their operational systems onto networked business applications where tens of thousands of employees, suppliers and customers can communicate over either the public telecommunication systems or the Internet to carry on their business. We added Microsoft Corporation because of the rapid growth the company is likely to experience as it gains market share in the large-scale enterprise computer software market, while maintaining a healthy share of the personal computer operational and applications software markets. We purchased shares of Cap Gemini S.A. in France since this organization is one of the global leaders in technology systems consulting and is growing rapidly. We added National Westminster Bank PLC and Royal & Sun Alliance Insurance Group PLC as attractively valued investments where their respective managements are working to improve returns by restructuring their businesses. Also, we anticipate that these companies will be involved in mergers and acquisitions activity in the United Kingdom as the financial services industries are rationalized, in a manner similar to what has happened in the United States over the last 15 years. Groupe Danone S.A. in France is a leading food and beverage manufacturer and distributor. Management is doing an outstanding job of improving rates of return and earnings growth by restructuring the company, in our view. Finally, Sprint Corporation is an attractively valued long distance telecommunications and digital cellular services company.


In Conclusion
We plan to work steadily toward improving the returns and risk profile of Merrill Lynch Global Holdings, Inc. We believe that significant progress was made during the May quarter by reducing the portfolio's exposure to companies in Asia and to companies in the energy and industrial sectors that may experience declines in earnings relative to expectations. We appreciate your investment in Merrill Lynch Global Holdings, Inc., and we look forward to updating you on our progress in future shareholder reports.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager




July 2, 1998






Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Lawrence R. Fuller, Senior Vice President and
  Portfolio Manager
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Chase Manhattan Bank, N. A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Global Holdings, Inc., May 31, 1998




PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*

                                                                                           Ten Years/
                                                       12 Month         3 Month         Since Inception
                                                     Total Return     Total Return        Total Return
ML Global Holdings, Inc. Class A Shares                 +11.02%          +4.24%             +170.88%
ML Global Holdings, Inc. Class B Shares                 + 9.93           +4.01              +140.64
ML Global Holdings, Inc. Class C Shares                 + 9.90           +4.03              + 44.18
ML Global Holdings, Inc. Class D Shares                 +10.73           +4.19              + 48.31
World Stock Index**                                     +20.02           +3.88      +181.14/+163.35/+74.48

 *Investment results shown for each of the Company's classes of shares do not reflect sales charges; results shown would be lower if a sales charge was included. The Company's total reinvestment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Company's ten-year/since inception dates are: Class A Shares,ten years ended 5/31/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.
**The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten years/since inception total returns are: for the ten years ended 5/31/98; from 10/31/88 to 5/31/98; and from 10/31/94 to 5/31/98, respectively.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +18.31%        +12.10%
Five Years Ended 3/31/98                  +12.48         +11.27
Ten Years Ended 3/31/98                   +10.33         + 9.73

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/98                        +17.06%        +13.06%
Five Years Ended 3/31/98                  +11.30         +11.30
Inception (10/21/88) through 3/31/98      + 9.62         + 9.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +17.05%        +16.05%
Inception (10/21/94) through 3/31/98      +10.88         +10.88

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without  % Return With
                                       Sales Charge     Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +18.02%        +11.83%
Inception (10/21/94) through 3/31/98      +11.78         +10.05

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Global Holdings, Inc., May 31, 1998




SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
LATIN                                 Shares                                                          Value       Percent of
AMERICA          Industries            Held             Investments                     Cost        (Note 1a)     Net Assets
Argentina        Banking             146,875    Banco de Galicia y Buenos
                                                Aires S.A. (ADR)*                    $  3,084,280   $  3,010,938       0.7%

                 Multi-Industry      278,810    Compania Naviera Perez Companc
                                                S.A.C.F.I.M.F.A.                        1,023,485      1,536,981       0.4

                                                Total Investments in Argentina          4,107,765      4,547,919       1.1


Brazil           Forest Products     100,000    Aracruz Celulose S.A. (ADR)*            1,835,000      1,350,000       0.3

                 Telecommuni-     30,000,000    Telecommunicacoes Brasileiras
                 cations                        S.A.--Telebras PN (Preferred)           1,069,928      3,182,332       0.8

                                                Total Investments in Brazil             2,904,928      4,532,332       1.1


Mexico           Chemicals           150,000    DESC, Sociedad de Fomento
                                                Industrial, S.A. de C.V. (ADR)*         4,366,491      3,393,750       0.8
                 Financial         2,000,000  ++Grupo Financiero Banorte, S.A.
                 Services                       de C.V. (Class B)                       2,113,918      2,723,250       0.6

                                                Total Investments in Mexico             6,480,409      6,117,000       1.4


Panama           Banking              75,000    Banco Latinoamericano de
                                                Exportaciones, S.A. (E Shares)          3,704,425      2,512,500       0.6

                                                Total Investments in Panama             3,704,425      2,512,500       0.6


                                                Total Investments in Latin America     17,197,527     17,709,751       4.2


MIDDLE
EAST


Israel           Communications      150,000  ++NICE--Systems Ltd. (ADR)*               3,331,379      5,446,875       1.3
                 Equipment

                                                Total Investments in the Middle East    3,331,379      5,446,875       1.3


NORTH
AMERICA


Canada           Chemicals           300,000    Agrium, Inc.                            4,041,373      4,249,175       1.0

                 Communications       20,000    Northern Telecom Ltd.                     294,975      1,280,000       0.3
                 Equipment

                                                Total Investments in Canada             4,336,348      5,529,175       1.3


United States    Banking             120,000    Bank of New York, Inc. (The)            3,130,284      7,335,000       1.7
                                      95,000    Northern Trust Corporation              3,777,776      6,697,500       1.6
                                      65,000    Wachovia Corporation                    4,173,125      5,204,063       1.2
                                                                                     ------------   ------------     ------
                                                                                       11,081,185     19,236,563       4.5

                 Communications       97,500  ++Cisco Systems, Inc.                     3,206,875      7,361,250       1.7
                 Equipment

                 Electronics          85,000    Intel Corp.                             1,087,344      6,066,875       1.4
                                      90,000    Texas Instruments Inc.                  2,012,563      4,623,750       1.1
                                                                                     ------------   ------------     ------
                                                                                        3,099,907     10,690,625       2.5

                 Environmental       200,000  ++US Filter Corp.                         6,297,223      6,087,500       1.4
                 Control

                 Insurance           150,000    Mercury General Corp.                   3,010,895      9,571,875       2.3
                                      80,000    PMI Group, Inc. (The)                   4,385,425      6,015,000       1.4
                                                                                     ------------   ------------     ------
                                                                                        7,396,320     15,586,875       3.7

                 Medical              50,000  ++Boston Scientific Corp.                 2,291,520      3,187,500       0.8
                 Technology          100,000    Johnson & Johnson                       5,281,813      6,906,250       1.6
                                                                                     ------------   ------------     ------
                                                                                        7,573,333     10,093,750       2.4

                 Packaging           500,000  ++Stone Container Corporation             6,133,680      8,875,000       2.1

                 Pharmaceuticals      25,000    Bristol-Myers Squibb Co.                2,432,138      2,687,500       0.6
                                      90,000    Pfizer, Inc.                            2,529,031      9,433,125       2.2
                                                                                     ------------   ------------     ------
                                                                                        4,961,169     12,120,625       2.8

                 Retail              150,000  ++Federated Department Stores, Inc.       4,921,701      7,771,875       1.8

                 Retail              110,000    CVS Corporation                         5,633,409      7,720,625       1.8
                 Specialty           125,000    Home Depot, Inc.                        3,653,625      9,820,313       2.3
                                     200,000  ++OfficeMax, Inc.                         3,112,630      3,287,500       0.8
                                     450,000  ++PETsMART Inc.                           6,002,962      4,443,750       1.1
                                                                                     ------------   ------------     ------
                                                                                       18,402,626     25,272,188       6.0

                 Software--           25,000  ++Microsoft Corporation                   2,272,500      2,120,313       0.5
                 Computer

                 Telecommuni-         60,000    Sprint Corporation                      4,260,474      4,305,000       1.0
                 cations

                                                Total Investments in the
                                                United States                          79,606,993    129,521,564      30.4


                                                Total Investments in North America     83,943,341    135,050,739      31.7


PACIFIC BASIN/
ASIA


Australia        Broadcasting &      351,883    News Corp., Ltd. (Ordinary)             1,873,092      2,171,479       0.5
                 Publishing

                                                Total Investments in Australia          1,873,092      2,171,479       0.5


Hong Kong        Multi-Industry      400,000    Hutchison Whampoa Ltd.                  1,949,838      2,090,727       0.5

                                                Total Investments in Hong Kong          1,949,838      2,090,727       0.5


Japan            Broadcasting &      300,000    Tokyo Broadcasting System, Inc.         3,736,661      3,733,747       0.9
                 Publishing

                 Computers           300,000    NEC Corporation                         3,767,865      3,055,475       0.7
                                      60,000    Tokyo Electron Ltd.                     1,883,701      1,906,963       0.5
                                                                                     ------------   ------------     ------
                                                                                        5,651,566      4,962,438       1.2

                 Electrical          200,000    Matsushita Electric Industrial Co.      2,837,637      3,134,932       0.7
                 Equipment           250,000    Sumitomo Electric Industry, Ltd.        2,791,441      2,613,045       0.6
                                                                                     ------------   ------------     ------
                                                                                        5,629,078      5,747,977       1.3

                 Electronics          30,000    Keyence Corp.                           2,162,440      3,616,729       0.9
                                      90,000    Murata Manufacturing Co., Ltd.          2,616,519      2,606,906       0.6
                                      30,000    Sony Corp.                              2,723,742      2,535,394       0.6
                                                                                     ------------   ------------     ------
                                                                                        7,502,701      8,759,029       2.1

                 Insurance           200,000    Tokio Marine & Fire
                                                Insurance Co., Ltd.                     2,445,116      1,895,406       0.4

                 Machinery &         500,000    Mitsubishi Heavy Industries Ltd.        3,654,177      1,740,826       0.4
                 Equipment

                 Machinery &         350,000    Minebea Co., Ltd.                       2,942,184      3,592,531       0.8
                 Machine Tools



Merrill Lynch Global Holdings, Inc., May 31, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
PACIFIC BASIN/                        Shares                                                          Value       Percent of
ASIA (concluded) Industries            Held             Investments                     Cost        (Note 1a)     Net Assets
Japan            Merchandising        40,000    Ito-Yokado Co., Ltd.                 $  1,760,352   $  1,993,643       0.5%
(concluded)                          150,000    Marui Co., Ltd.                         2,736,736      2,302,442       0.5
                                                                                     ------------   ------------     ------
                                                                                        4,497,088      4,296,085       1.0

                 Photography         100,000    Canon Inc.                              1,758,792      2,383,704       0.6

                 Real Estate         200,000    Mitsui Fudosan Co., Ltd.                2,474,245      1,619,474       0.4

                 Telecommunications      400    Nippon Telephone & Telegraph
                                                Corp. (Ordinary)                        3,217,188      3,293,846       0.8

                                                Total Investments in Japan             43,508,796     42,025,063       9.9


Singapore        Banking             380,000    Overseas Chinese Banking Corp.          3,284,321      1,510,460       0.4

                 Construction &      330,000    City Development Ltd.                   2,201,466      1,193,365       0.3
                 Housing

                 Newspaper/          242,440    Singapore Press Holdings Limited        2,976,641      1,985,313       0.5
                 Publishing
                                                Total Investments in Singapore          8,462,428      4,689,138       1.2


                                                Total Investments in the
                                                Pacific Basin/Asia                     55,794,154     50,976,407      12.1


WESTERN
EUROPE


Denmark          Computers           100,000  ++Olicom A/S                              3,069,952      2,862,500       0.7

                                                Total Investments in Denmark            3,069,952      2,862,500       0.7


Finland          Communications      100,000    Nokia OY AS 'A'                         2,382,226      6,498,662       1.5
                 Equipment
                                                Total Investments in Finland            2,382,226      6,498,662       1.5


France           Electronics          70,000  ++ST Microelectronics (NY
                                                Registered Shares)(a)                   4,033,757      5,416,250       1.3

                 Food                 15,000    Groupe Danone S.A.                      3,569,363      4,043,675       1.0

                 Information          50,000    Cap Gemini S.A.                         5,924,235      7,471,553       1.8
                 Processing

                 Oil--Related         50,000    Societe Nationale Elf Aquitane S.A.     4,845,082      6,952,811       1.6

                 Software--          180,000    Dassault Systemes S.A.                  2,382,131      8,403,614       2.0
                 Computer

                                                Total Investments in France            20,754,568     32,287,903       7.7


Germany          Banking              70,000    Deutsche Bank AG                        4,697,032      6,033,670       1.4

                 Chemicals           210,000    SKW Trostberg AG                        5,676,684      8,543,771       2.0

                 Machinery &          19,600    Heidelberger Druckmaschinen AG          1,052,231      1,708,126       0.4
                 Equipment

                 Multi-Industy       110,000    Veba AG                                 5,056,239      7,234,568       1.7

                 Software--Computer   30,000    SAP AG (Preferred)                     13,035,644     16,666,667       3.9

                                                Total Investments in Germany           29,517,830     40,186,802       9.4


Italy            Retail Specialty    125,000    Gucci Group N.V.                        8,151,212      5,671,875       1.3

                                                Total Investments in Italy              8,151,212      5,671,875       1.3


Netherlands      Chemicals            41,000    Akzo Nobel N.V.                         5,917,636      8,580,636       2.0

                 Electrical           70,000    Philips Electronics N.V.                2,440,144      6,662,516       1.6
                 Equipment

                 Software--          120,000  ++Baan Company N.V.                       1,283,764      5,564,299       1.3
                 Computer

                                                Total Investments in the
                                                Netherlands                             9,641,544     20,807,451       4.9


Portugal         Building            200,000    Cimpor--Cimentos de Portugal S.A.       4,062,517      7,666,173       1.8
                 Products

                 Finance             170,000    BPI--SGPS S.A. (Registered Shares)      3,235,660      6,893,528       1.6

                                                Total Investments in Portugal           7,298,177     14,559,701       3.4

Spain            Services            400,000    Prosegur Compania de Seguridad S.A.     4,176,481      5,060,782       1.2

                                                Total Investments in Spain              4,176,481      5,060,782       1.2


Sweden           Environmental       325,000    Munters AB                              3,401,427      3,821,330       0.9
                 Control

                                                Total Investments in Sweden             3,401,427      3,821,330       0.9

Switzerland      Pharmaceuticals         500    Roche Holdings Ltd.                     2,907,780      5,151,136       1.2

                                                Total Investments in Switzerland        2,907,780      5,151,136       1.2


United Kingdom   Automobile Parts    911,944    BBA Group PLC                           5,114,591      7,930,169       1.9

                 Banking             385,000    National Westminster Bank
                                                PLC (Ordinary)                          7,320,642      7,028,747       1.7
                                     500,000    Royal Bank of Scotland Group
                                                PLC (The)                               5,132,385      8,434,855       2.0
                                                                                     ------------   ------------     ------
                                                                                       12,453,027     15,463,602       3.7

                 Building            611,111    Berkeley Group PLC (The)                6,564,040      7,726,964       1.8

                 Computer          1,100,000    Capita Group PLC                        5,091,189      9,744,950       2.3
                 Services

                 Electronics       2,100,000    Astec (BSR) PLC                         3,743,542      3,220,581       0.8

                 Insurance           500,000    Royal & Sun Alliance
                                                Insurance Group PLC                     6,672,402      5,298,296       1.2

                 Multi-Industry      399,999    Siebe PLC                               4,107,799     10,017,385       2.4

                                                Total Investments in the
                                                United Kingdom                         43,746,590     59,401,947      14.1


                                                Total Investments in
                                                Western Europe                        135,047,787    196,310,089      46.3

SHORT-TERM                          Face
SECURITIES                         Amount                 Issue
United States    Commercial   US$ 18,439,000    General Motors Acceptance Corp.,
                 Paper**                        5.69% due 6/01/1998                    18,433,171     18,433,171       4.3

                                                Total Investments in
                                                Short-Term Securities                  18,433,171     18,433,171       4.3


                 Total Investments                                                   $313,747,359    423,927,032      99.9
                                                                                     ------------
                 Other Assets Less Liabilities                                                           544,705       0.1
                                                                                                    ------------     ------
                 Net Assets                                                                         $424,471,737     100.0%
                                                                                                    ============     ======


                *American Depositary Receipts (ADR).
               **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the
                 Company.
               ++Non-income producing security.
              (a)Formerly known as SGS-Thomson Microelectronics N.V.

                 See Notes to Financial Statements.



Merrill Lynch Global Holdings, Inc., May 31, 1998



STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1998
Assets:             Investments, at value (identified cost--$313,747,359)
                    (Note 1a)                                                                               $423,927,032
                    Cash                                                                                             391
                    Receivables:
                      Dividends                                                            $  1,392,853
                      Capital shares sold                                                       452,799        1,845,652
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          26,247
                                                                                                            ------------
                    Total assets                                                                             425,799,322
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   535,062
                      Investment adviser (Note 2)                                               345,473
                      Distributor (Note 2)                                                       59,962          940,497
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       387,088
                                                                                                            ------------
                    Total liabilities                                                                          1,327,585
                                                                                                            ------------

Net Assets:         Net assets                                                                              $424,471,737
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $  2,295,078
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                446,851
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 45,924
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 69,609
                    Paid-in capital in excess of par                                                         296,467,529
                    Accumulated distributions in excess of investment
                    income--net (Note 1g)                                                                       (885,887)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                15,841,967
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        110,190,666
                                                                                                            ------------
                    Net assets                                                                              $424,471,737
                                                                                                            ============
Net Asset           Class A--Based on net assets of $343,858,613 and 22,950,784
Value:              shares outstanding                                                                      $      14.98
                                                                                                            ============
                    Class B--Based on net assets of $63,711,748 and 4,468,514
                    shares outstanding                                                                      $      14.26
                                                                                                            ============
                    Class C--Based on net assets of $6,519,390 and 459,244
                    shares outstanding                                                                      $      14.20
                                                                                                            ============
                    Class D--Based on net assets of $10,381,986 and 696,086
                    shares outstanding                                                                      $      14.91
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended May 31, 1998
Investment Income   Dividends (net of $316,911 foreign withholding tax)                                     $  3,159,453
(Notes 1d & 1e):    Interest and discount earned                                                                 712,372
                                                                                                            ------------
                    Total income                                                                               3,871,825
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  2,115,404
                    Transfer agent fees--Class A (Note 2)                                       462,833
                    Account maintenance and distribution fees--Class B (Note 2)                 328,970
                    Custodian fees                                                              121,049
                    Transfer agent fees--Class B (Note 2)                                        98,442
                    Printing and shareholder reports                                             83,426
                    Accounting services (Note 2)                                                 43,040
                    Registration fees (Note 1f)                                                  37,838
                    Professional fees                                                            34,740
                    Account maintenance and distribution fees--Class C (Note 2)                  31,699
                    Directors' fees and expenses                                                 19,313
                    Transfer agent fees--Class D (Note 2)                                        12,213
                    Account maintenance fees--Class D (Note 2)                                   11,302
                    Transfer agent fees--Class C (Note 2)                                         9,824
                    Pricing fees                                                                  7,553
                    Other                                                                         7,679
                                                                                           ------------
                    Total expenses                                                                             3,425,325
                                                                                                            ------------
                    Investment income--net                                                                       446,500
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       16,172,017
(Loss) on             Foreign currency transactions--net                                       (313,114)      15,858,903
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       36,360,792
(Notes 1b, 1c,        Foreign currency transactions--net                                         72,956       36,433,748
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             52,292,651
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 52,739,151
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Global Holdings, Inc., May 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                            Months Ended     Year Ended
                                                                                              May 31,        November 30,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income (loss)--net                                          $    446,500     $ (1,351,232)
                    Realized gain on investments and foreign
                    currency transactions--net                                               15,858,903       50,941,976
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   36,433,748      (17,243,096)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     52,739,151       32,347,648
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --         (472,191)
Shareholders          Class C                                                                        --              (24)
(Note 1g):            Class D                                                                        --           (3,962)
                    In excess of investment income--net:
                      Class A                                                                        --       (2,756,330)
                      Class C                                                                        --             (141)
                      Class D                                                                        --          (23,124)
                    Realized gain on investments--net:
                      Class A                                                               (39,878,951)     (20,709,718)
                      Class B                                                                (7,314,996)      (2,278,771)
                      Class C                                                                  (664,387)         (49,977)
                      Class D                                                                  (999,340)        (245,755)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                             (48,857,674)     (26,539,993)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                       (5,590,774)     (27,845,951)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                             (1,709,297)     (22,038,296)
                    Beginning of period                                                     426,181,034      448,219,330
                                                                                           ------------     ------------
                    End of period                                                          $424,471,737     $426,181,034
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                    The following per share data and ratios                             Class A++
                    have been derived from information         For the Six
                    provided in the financial statements.      Months Ended
                                                                 May 31,           For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:        1998        1997        1996       1995        1994
Per Share           Net asset value, beginning of period        $   15.05   $   15.12   $   13.87  $   12.82   $   13.07
Operating                                                       ---------   ---------   ---------  ---------   ---------
Performance:        Investment income (loss)--net                     .03        (.02)        .13        .05         .03
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                1.66         .86        1.87       1.52         .53
                                                                ---------   ---------   ---------  ---------   ---------
                    Total from investment operations                 1.69         .84        2.00       1.57         .56
                                                                ---------   ---------   ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           --        (.02)         --       (.01)       (.01)
                      In excess of investment income--net              --        (.10)         --         --          --
                      Realized gain on investments--net             (1.76)       (.79)       (.75)      (.51)       (.80)
                                                                ---------   ---------   ---------  ---------   ---------
                    Total dividends and distributions               (1.76)       (.91)       (.75)      (.52)       (.81)
                                                                ---------   ---------   ---------  ---------   ---------
                    Net asset value, end of period              $   14.98   $   15.05   $   15.12  $   13.87   $   12.82
                                                                =========   =========   =========  =========   =========

Total Investment    Based on net asset value per share             13.31%+++    6.04%      15.20%     12.92%       4.39%
Return:**                                                       =========   =========   =========  =========   =========

Ratios to Average   Expenses                                        1.44%*      1.39%       1.37%      1.51%       1.44%
Net Assets:                                                     =========   =========   =========  =========   =========
                    Investment income (loss)--net                    .39%*      (.12%)       .92%       .41%        .23%
                                                                =========   =========   =========  =========   =========

Supplemental        Net assets, end of period (in thousands)    $ 343,859   $ 344,940   $ 398,310  $ 327,270   $ 330,132
Data:                                                           =========   =========   =========  =========   =========
                    Portfolio turnover                             17.45%      54.50%      41.14%     44.64%      40.18%
                                                                =========   =========   =========  =========   =========
                    Average commission rate paid++++            $   .0227   $   .0103   $   .0063         --          --
                                                                =========   =========   =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction.
                    Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Global Holdings, Inc., May 31, 1998


FINANCIAL HIGHLIGHTS (concluded)
                                                                                      Class B++++
                    The following per share data and ratios       For the
                    have been derived from information           Six Months
                    provided in the financial statements.          Ended
                                                                  May 31,         For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:        1998        1997         1996       1995       1994
Per Share           Net asset value, beginning of period         $  14.31    $  14.40    $  13.38   $  12.50    $  12.74
Operating                                                        --------    --------    --------   --------    --------
Performance:        Investment loss--net                             (.04)       (.17)       (.02)      (.08)       (.10)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                1.59         .84        1.79       1.47         .52
                                                                 --------    --------    --------   --------    --------
                    Total from investment operations                 1.55         .67        1.77       1.39         .42
                                                                 --------    --------    --------   --------    --------
                    Less distributions from realized
                    gain on investments--net                        (1.60)       (.76)       (.75)      (.51)       (.66)
                                                                 --------    --------    --------   --------    --------
                    Net asset value, end of period               $  14.26    $  14.31    $  14.40   $  13.38    $  12.50
                                                                 ========    ========    ========   ========    ========

Total Investment    Based on net asset value per share             12.77%+++    4.98%      13.97%     11.78%       3.32%
Return:***                                                       ========    ========    ========   ========    ========

Ratios to Average   Expenses                                        2.47%*      2.42%       2.40%      2.55%       2.48%
Net Assets:                                                      ========    ========    ========   ========    ========
                    Investment loss--net                            (.64%)*    (1.11%)      (.11%)     (.63%)      (.80%)
                                                                 ========    ========    ========   ========    ========

Supplemental        Net assets, end of period (in thousands)     $ 63,712    $ 66,791   $ 44,311    $ 44,387    $ 49,647
Data:                                                            ========    ========    ========   ========    ========
                    Portfolio turnover                             17.45%      54.50%      41.14%     44.64%      40.18%
                                                                 ========    ========    ========   ========    ========
                    Average commission rate paid+++++            $  .0227    $  .0103    $  .0063         --          --
                                                                 ========    ========    ========   ========    ========


                                                                                       Class C++++
                                                                                                                For the
                    The following per share data and ratios      For the                                        Period
                    have been derived from information          Six Months                                      Oct. 21,
                    provided in the financial statements.         Ended                                        1994++ to
                                                                  May 31,    For the Year Ended November 30,    Nov. 30,
                    Increase (Decrease) in Net Asset Value:        1998        1997        1996       1995        1994
Per Share           Net asset value, beginning of period         $  14.28    $  14.41    $  13.38   $  12.51    $  13.08
Operating                                                        --------    --------    --------   --------    --------
Performance:        Investment loss--net                             (.04)       (.17)       (.01)      (.08)       (.02)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                1.59         .83        1.79       1.46        (.55)
                                                                 --------    --------    --------   --------    --------
                    Total from investment operations                 1.55         .66        1.78       1.38        (.57)
                                                                 --------    --------    --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           --          --**        --         --          --
                      In excess of investment income--net              --          --**        --         --          --
                      Realized gain on investments--net             (1.63)       (.79)       (.75)      (.51)         --
                                                                 --------    --------    --------   --------    --------
                    Total dividends and distributions               (1.63)       (.79)       (.75)      (.51)         --
                                                                 --------    --------    --------   --------    --------
                    Net asset value, end of period               $  14.20    $  14.28    $  14.41   $  13.38    $  12.51
                                                                 ========    ========    ========   ========    ========

Total Investment    Based on net asset value per share             12.75%+++    4.96%      14.05%     11.69%      (4.36%)+++
Return:***                                                       ========    ========    ========   ========    ========

Ratios to Average   Expenses                                        2.48%*      2.43%       2.41%      2.55%       3.00%*
Net Assets:                                                      ========    ========    ========   ========    ========
                    Investment loss--net                            (.63%)*    (1.09%)      (.09%)     (.63%)     (1.31%)*
                                                                 ========    ========    ========   ========    ========

Supplemental        Net assets, end of period (in thousands)     $  6,519    $  5,964    $    910   $    376    $    177
Data:                                                            ========    ========    ========   ========    ========
                    Portfolio turnover                             17.45%      54.50%      41.14%     44.64%      40.18%
                                                                 ========    ========    ========   ========    ========
                    Average commission rate paid+++++            $  .0227    $  .0103    $  .0063         --          --
                                                                 ========    ========    ========   ========    ========


                                                                                      Class D++++
                    The following per share data and ratios      For the                                        Period
                    have been derived from information          Six Months                                      Oct. 21,
                    provided in the financial statements.         Ended                                        1994++ to
                                                                  May 31,    For the Year Ended November 30,    Nov. 30,
                    Increase (Decrease) in Net Asset Value:        1998        1997        1996       1995        1994
Per Share           Net asset value, beginning of period         $  14.97    $  15.04    $  13.84   $  12.81    $  13.39
Operating                                                        --------    --------    --------   --------    --------
Performance:        Investment income (loss)--net                     .01        (.06)        .09        .02        (.01)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                1.66         .87        1.86       1.52        (.57)
                                                                 --------    --------    --------   --------    --------
                    Total from investment operations                 1.67         .81        1.95       1.54        (.58)
                                                                 --------    --------    --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           --        (.01)         --         --**        --
                      In excess of investment income--net              --        (.08)         --         --          --
                      Realized gain on investments--net             (1.73)       (.79)       (.75)      (.51)         --
                                                                 --------    --------    --------   --------    --------
                    Total dividends and distributions               (1.73)       (.88)       (.75)      (.51)         --
                                                                 --------    --------    --------   --------    --------
                    Net asset value, end of period               $  14.91    $  14.97    $  15.04   $  13.84    $  12.81
                                                                 ========    ========    ========   ========    ========

Total Investment    Based on net asset value per share             13.17%+++    5.80%      14.86%     12.73%      (4.33%)+++
Return:***                                                       ========    ========    ========   ========    ========

Ratios to Average   Expenses                                        1.69%*      1.64%       1.63%      1.76%       2.23%*
Net Assets:                                                      ========    ========    ========   ========    ========
                    Investment income (loss)--net                    .16%*      (.39%)       .60%       .18%       (.67%)*
                                                                 ========    ========    ========   ========    ========

Supplemental        Net assets, end of period (in thousands)     $ 10,382    $  8,486    $  4,688   $  3,459    $  1,591
Data:                                                            ========    ========    ========   ========    ========
                    Portfolio turnover                             17.45%      54.50%      41.14%     44.64%      40.18%
                                                                 ========    ========    ========   ========    ========
                    Average commission rate paid+++++            $  .0227    $  .0103    $  .0063         --          --
                                                                 ========    ========    ========   ========    ========



                   *Annualized.
                  **Amount is less than $.01 per share.
                 ***Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



Merrill Lynch Global Holdings, Inc., May 31, 1998




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Financial futures contracts--The Company may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account        Distribution
                         Maintenance Fee        Fee

Class B                        0.25%           0.75%
Class C                        0.25%           0.75%
Class D                        0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:


                                MLFD      MLPF&S

Class A                         $377      $5,101
Class D                         $169      $2,649


For the six months ended May 31, 1998, MLPF&S received contingent deferred sales charges of $70,109 and $436 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $22,910 in commissions on the execution of portfolio security transactions for the Company for the six months ended May 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.




Merrill Lynch Global Holdings, Inc., May 31, 1998




NOTES TO FINANCIAL STATEMENTS (concluded)

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1998 were $71,507,813 and $125,312,834, respectively.

Net realized gains (losses) for the six months ended May 31, 1998, and net unrealized gains as of May 31, 1998 were as follows:


                                   Realized      Unrealized
                                Gains (Losses)     Gains

Long-term investments            $ 16,172,314   $110,179,673
Short-term investments                   (297)            --
Foreign currency transactions        (313,114)        10,993
                                 ------------   ------------
Total                            $ 15,858,903   $110,190,666
                                 ============   ============


As of May 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $110,179,673, of which $129,886,898 related to appreciated securities and $19,707,225 related to depreciated securities. The aggregate cost of investments at May 31, 1998 for Federal income tax purposes was $313,747,359.


4. Capital Share Transactions:
A net decrease in net assets derived from capital share transactions was $5,590,774 and $27,845,951 for the six months ended May 31, 1998 and for the year ended November 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         2,356,191  $  33,543,431
Shares issued to shareholders in
reinvestment of distributions       2,864,459     36,521,854
                                 ------------  -------------
Total issued                        5,220,650     70,065,285
Shares redeemed                    (5,190,359)   (74,029,821)
                                 ------------  -------------
Net increase (decrease)                30,291  $  (3,964,536)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                        10,593,236  $ 157,598,934
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,586,229     22,175,485
                                 ------------  -------------
Total issued                       12,179,465    179,774,419
Shares redeemed                   (15,605,732)  (236,649,109)
                                 ------------  -------------
Net decrease                       (3,426,267) $ (56,874,690)
                                 ============  =============


Class B Shares for the Six Months                   Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                           468,999  $   6,108,572
Shares issued to shareholders in
reinvestment of distributions         528,258      6,439,464
                                 ------------  -------------
Total issued                          997,257     12,548,036
Automatic conversion of shares       (223,767)    (3,050,906)
Shares redeemed                      (972,257)   (13,318,523)
                                 ------------  -------------
Net decrease                         (198,767) $  (3,821,393)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                         4,144,750  $  57,686,337
Shares issued to shareholders in
reinvestment of distributions         148,413      1,993,180
                                 ------------  -------------
Total issued                        4,293,163     59,679,517
Automatic conversion of shares       (126,229)    (1,871,700)
Shares redeemed                    (2,575,781)   (37,239,859)
                                 ------------  -------------
Net increase                        1,591,153  $  20,567,958
                                 ============  =============


Class C Shares for the Six Months                   Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                           154,676  $   2,035,357
Shares issued to shareholders in
reinvestment of distributions          50,102        608,239
                                 ------------  -------------
Total issued                          204,778      2,643,596
Shares redeemed                      (163,299)    (2,212,239)
                                 ------------  -------------
Net increase                           41,479  $     431,357
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           590,713  $   8,199,909
Shares issued to shareholders in
reinvestment of distributions           3,548         47,542
                                 ------------  -------------
Total issued                          594,261      8,247,451
Shares redeemed                      (239,693)    (3,447,217)
                                 ------------  -------------
Net increase                          354,568  $   4,800,234
                                 ============  =============


Class D Shares for the Six Months                   Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                           145,869  $   1,989,950
Shares issued to shareholders in
reinvestment of dividends and
distributions                          72,194        917,589
Automatic conversion of shares        214,215      3,050,906
                                 ------------  -------------
Total issued                          432,278      5,958,445
Shares redeemed                      (302,962)    (4,194,647)
                                 ------------  -------------
Net increase                          129,316  $   1,763,798
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           898,998  $  13,541,614
Shares issued to shareholders in
reinvestment of dividends and
distributions                          18,140        252,873
Automatic conversion of shares        120,997      1,871,700
                                 ------------  -------------
Total issued                        1,038,135     15,666,187
Shares redeemed                      (783,014)   (12,005,640)
                                 ------------  -------------
Net increase                          255,121  $   3,660,547
                                 ============  =============



PORTFOLIO CHANGES


For the Quarter Ended May 31, 1998

Additions

Cap Gemini S.A.
Groupe Danone S.A.
Microsoft Corporation
National Westminster Bank PLC (Ordinary)
Royal & Sun Alliance Insurance Group
   PLC
SAP AG (Preferred)
Sprint Corporation


Deletions

Bangkok Bank Public Company Ltd.
CITIC Pacific Ltd.
Commerce Asset-Holding BHD
CommScope Inc.
Enterprise Oil PLC
Fred Olsen Energy ASA
Global Industries Ltd.
Ispat International N.V.
Kennametal, Inc.
Land & General BHD (Ordinary)
Nichiei Co. Ltd.
P.T. Jaya Real Property
PTT Exploration and Production Public
   Co. (PTTEP)
Philip Services Corp.
Sensonor A/S
Siam Cement Public Co. Ltd. (The)(Foreign
   Registered)
Sime Darby BHD
Sungei Way Holdings BHD
Total Access Communication Public Co. Ltd.
Transocean Offshore Inc.
Yacimientos Petroliferos Fiscales S.A.
   (YPF)(ADR)